UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

CENTERGISTIC SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

California	000-51433	95-2873122
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 North Euclid Avenue, Suite 480
Anaheim, CA 92801
(Address of principal executive office)

(714) 808-4400
(Registrant's telephone number, including area code)

________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Resignation of a Principal Officer

On October 9, 2007, Ricardo G. Brutocao resigned his position as Chief Executive Officer of Centergistic Solutions, Inc. (‘the Company’) effective immediately. Mr. Brutocao will still remain employed by the Company in a reduced capacity and will retain his position as a Board Member. Mr. Brutocao’s monthly compensation will be reduced to $2,500 effective October 1, 2007 and he will be entitled to all the customary Company benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERGISTIC SOLUTIONS, INC.

Date: October 9, 2007	By:	/s/ David M. Cunningham
David M. Cunningham, President
Chief Operating and Financial Officer